SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATON DATED JUNE 1, 1998 FOR THE LORD ABBETT DEVELOPING GROWTH FUND, INC.

SUPPLEMENT EFFECTIVE DATE:    JUNE 10, 1998


Lord Abbett
Securities Trust - World Bond-Debenture Series

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Objective: High current income and the opportunity for capital appreciation from a portfolio of U.S. and foreign fixed-income securities.

[LOGO] (R) A Tradition of Performance Through Disciplined Investing

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Strategic Flexibility

For more than 25 years, Lord Abbett Bond-Debenture Fund has sought high current income and capital growth through its flexible investment approach. By investing primarily across domestic fixed-income asset classes, the Bond-Debenture Fund has offered investors a unique level of strategic diversification. Today, at over $3 billion in assets, the Bond-Debenture Fund is one of the largest fixed-income funds in the mutual fund industry.

Lord Abbett Securities Trust - World Bond-Debenture Series applies the proven Bond-Debenture Fund strategy to the global fixed-income environment and seeks to profit from opportunities in foreign markets, where economic cycles are not necessarily synchronized to the U.S. economy. The portfolio management team utilizes extensive research across all global economic regions to uncover what they believe are the best values from around the world in the fixed-income markets.

4-Way Portfolio Focus

1>    High-yield Corporate Debt

      The Series' lower-rated debt holdings pay high income and help minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

2>    High-grade Debt

      High-quality corporate issues, U.S. Government and other sovereign-backed securities provide a dependable stream of current income.

3>    Equity-related Securities

      Capital appreciation is sought by investing in convertible bonds that may be exchanged for common stock. When the stock of the underlying company rises, these equity-related issues generally increase in value.

4>    Emerging-market Debt

      Emerging-market debt securities provide attractive high-income opportunities. Price appreciation may result from rating upgrades of country debt.

      Foreign investment risk factors include the potential for less regulation and liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement practices. Series shares are neither insured nor guaranteed by any government agency. Lower rated bonds held by the Series may experience greater fluctuations in value and increased periods of reduced liquidity due to changes in economic or market conditions than higher rated bonds. Lower rated bonds generally provide a higher yield than higher rated bonds of similar average maturity, but have greater credit risk. Non-investment-grade, fixed-income securities generally involve greater volatility of price to principal and income than securities in higher rating categories.

Four Investment Categories

By investing a significant portion of its assets in the four fixed-income sectors represented by the indices below, the World Bond-Debenture Series seeks to provide investors with the opportunity for current income and capital appreciation.

Average Historical Index Returns for the five years ending 12/31/97.*

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   [The following table was depicted as a bar graph in the printed material.]

U.S. High-yield Bonds             12.0%

Global Bonds                       7.7%

U.S. Convertible Bonds            14.0%

Emerging-market Debt              20.7%

*Sources:

Merrill Lynch High-Yield Index, J.P. Morgan Global Broad Index, Merrill Lynch All Quality Convertibles Index and J.P. Morgan Emerging Markets Bond Index Plus, respectively.

Past performance is no indication of future results. Investors cannot invest directly in an index such as the ones illustrated.

Since the Series is actively managed, the exact blend of the asset categories, as well as the portion allocated to domestic and foreign issues, will change over time. As there is no one index combining all four categories in the same blend as the portfolio, these four separate indices may not be a valid comparison for the Series.

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(seated)
Zane E. Brown

(standing, from left to right)
Fernando Saldanha
Timothy W. Horan
Christopher J. Towle

Experienced Management

Zane E. Brown - Partner and Director of Fixed Income

With more than 22 years of experience managing bonds, Mr. Brown will lead the World Bond-Debenture Series management team assisted by:

Timothy W. Horan - Director of International Fixed Income

Mr. Horan currently directs the Global Fund - Income Series management team. He has more than 15 years of industry experience, including time at Credit Suisse as Co-Manager of Bank Proprietary Portfolio and at the Federal Reserve Bank of New York as both Economist and Foreign Exchange Trader.

Christopher J. Towle - Director of High-yield Fixed Income

Mr. Towle, Portfolio Manager of the Bond-Debenture Fund, has over 17 years of industry experience, including more than 10 years at Lord Abbett.

Fernando Saldanha - Emerging Markets Specialist

Mr. Saldanha has a Ph.D. in Economics from the Massachusetts Institute of Technology and was Senior Financial Officer and Economist at the World Bank.

Portfolio Allocation as of 3/31/98:

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   [The following table was depicted as a bar graph in the printed material.]

                             Sector Diversification

High-Yield Straight Debt                                                 37.1%

High-grade Debt (U.S. and Foreign Gov't and Agency Obligations,          19.3%
Higher-rated Straight Debt)

Equity-related Securities (Convertible Debt, Convertible-preferred       14.4%
Stocks, Common Sticks, Warrants)

Emerging market Debt                                                     29.2%

                            Geographic Distribution

U.S. and Canada                                                          36.4%

Europe                                                                   27.9%

Latin America                                                            29.7%

Pacific Rim                                                              2.2%

Africa                                                                   3.8%

About Lord, Abbett & Co.

Founded in 1929, Lord, Abbett & Co. was one of the nation's first mutual fund managers. Lord Abbett manages approximately $27 billion in a family of mutual funds and separately managed accounts. The Lord Abbett Family of Funds consists of 30 mutual funds.

Numbers to Keep Handy

For Shareholder Account
or Statement Inquiries: 800-821-5129

For Literature:         800-874-3733

For More Information:   800-426-1130

Visit Our Web Site:     http://www.lordabbett.com

For more complete information about any Lord Abbett mutual fund, such as Lord Abbett Securities Trust - World Bond-Debenture Series, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. An investor should read the prospectus carefully before investing.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

LORD, ABBETT DISTRIBUTOR LLC
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